Net Revenues	12 Months Ended
Dec. 31, 2014
Net Revenues
Net Revenues

(18)Net revenues

During the year ended December 31, 2012, 2013 and 2014, the Company generated net revenues as the followings.

	Year Ended December 31,
	2012	2013	2014
	RMB	RMB	RMB	US$
Net revenues
Sales of PV modules	10,989,767	12,510,809	12,179,474	1,962,975
Sales of PV systems	171,013	408,630	161,035	25,954
Other revenues	231,148	498,654	586,868	94,586
Total net revenues	11,391,928	13,418,093	12,927,377	2,083,515

During the year ended December 31, 2014, the Company generated insignificant net revenues on sales of electricity, which has been classified in “Other revenues”.

Since all manufacturing plants are located domestically in China and the overseas entities are only functioned as sales offices, therefore, no assets by geography warrant for disclosure since the assets owned by overseas entities are immaterial.